                             LETTER OF TRANSMITTAL
                To Tender Shares of Serial Preference Stock II
                                      of
                                   TRW Inc.
                                      for
                            Shares of Common Stock
                                      of
                         Northrop Grumman Corporation

   valued at $47.00 multiplied by the then-effective conversion rate of the applicable Series of Serial Preference Stock II, in each case subject to the procedures and limitations described in the Offer to Exchange and this Letter of Transmittal.

 THE OFFER AND ASSOCIATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
                                   YORK CITY
        TIME, ON FRIDAY, MARCH 29, 2002, UNLESS THE OFFER IS EXTENDED.

                     The Exchange Agent for the Offer is:

                            EQUISERVE TRUST COMPANY

        By Mail:                    By Hand:               By Overnight Delivery:
 Equiserve Trust Company    Equiserve Trust Company       Equiserve Trust Company
     P.O. Box 43034       c/o Securities Transfer and       40 Campanelli Drive
Providence, RI 02940-3034   Reporting Services, Inc.   Braintree, Massachusetts 02184
                          100 William Street--Galleria
                            New York, New York 10038

   Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute form W-9 set forth below. See Instruction 9.


                                DESCRIPTION OF PREFERENCE SHARES
                                            TENDERED
--------------------------------------------------------------------------------------------------

    Name(s) and address(es) of
       Registered Holder(s)                       Preference Share Certificate(s)
(Please fill in, if blank, exactly                and Preference Shares Tendered
      as name(s) appear(s) on                  (Attach additional list if necessary)
 Preference Share Certificate(s))                       See Instruction 3.
--------------------------------------------------------------------------------------------------

                                                            Total Number of
                                                           Preference Shares
                                      Preference Share      Represented by   Number of Preference
                                   Certificate Number(s)*   Certificate(s)    Shares Tendered**
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                   --------------------------------------------------------------
                                      Total Preference
                                      Shares
-------------------------------------------------------------------------------------------------

* Need not be completed by shareholders delivering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Preference Shares evidenced by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

   This Letter of Transmittal is to be completed by shareholders, either if Preference Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Exchange, as referred to below) is utilized, if tenders of Preference Shares (as defined below) are to be made by book-entry transfer into the account of EquiServe Trust Company, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section titled "The Offer to Exchange--Procedure for Tendering" of the Offer to Exchange (as defined below). Shareholders who tender Preference Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Shareholders whose Preference Share Certificates are not immediately available or who cannot deliver their Preference Share Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Offer to Exchange), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Preference Shares according to the guaranteed delivery procedure set forth in the section titled "The Offer to Exchange--Guaranteed Delivery" of the Offer to Exchange. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

                          SPECIAL TENDER INSTRUCTIONS

[_] CHECK HERE IF PREFERENCE SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER PREFERENCE SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: ___________________________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

[_] CHECK HERE IF PREFERENCE SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

   Name(s) of Registered Owner(s): __________________________________________

   Window Ticket Number (if any): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution that Guaranteed Delivery: ____________________________

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

                  NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 7
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Northrop Grumman Corporation, a Delaware corporation ("Northrop Grumman"), the above described shares of (a) Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share (the "Series 1 Shares") of TRW Inc., an Ohio corporation (the "Company") and
(b) Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share (the "Serial 3 Shares" and, together with the Series 1 Shares, "Preference Shares," and the certificates representing such Preference Shares, the "Preference Share Certificates") of the Company, for shares of Northrop Grumman common stock, par value $1.00 per share (the "Northrop Grumman Shares," and the certificates representing such Northrop Grumman Shares, the "Northrop Grumman Share Certificates"), valued at $47.00 multiplied by the effective conversion rate of the applicable Preference Shares, upon the terms and subject to the conditions set forth in the Offer to Exchange, dated March 4, 2002 (the "Offer to Exchange"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal,'' which, together with the Offer to Exchange, as each may be amended or supplemented from time to time, collectively constitute the "Offer"); provided, however, the Preference Shares delivered herewith are being tendered only if the provisions of Chapter 1704 of the Ohio Revised Code (the "Ohio business combination law") are not applicable to the Offer or found to be invalid. By receiving this Letter of Transmittal, Northrop Grumman shall have no right whatsoever to acquire the Preference Shares if the provisions of the Ohio business combination law are applicable to the Offer. The Northrop Grumman Shares issued pursuant to the Offer will not bear any interest and will be reduced by the applicable withholding taxes.

   Subject to, and effective upon, acceptance for exchange of the Preference Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Northrop Grumman all right, title and interest in and to all of the Preference Shares that are being tendered hereby and any and all Preference Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Preference Shares on or after March 4, 2002, and prior to the transfer to the name of Northrop Grumman (or a nominee or transferee of Northrop Grumman) on the Company's stock transfer records of the Preference Shares tendered herewith (collectively, a "Distribution"). The undersigned hereby irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Preference Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Preference Share Certificates (and any Distribution) or transfer ownership of such Preference Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Exchange Agent for the account of Northrop Grumman, (b) present such Preference Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preference Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned irrevocably appoints designees of Northrop Grumman as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned's rights with respect to the Preference Shares (and any Distribution) tendered by the undersigned and accepted for exchange by Northrop Grumman. All such powers of attorney and proxies shall be considered irrevocable (once the appointment is effective) and coupled with an interest. Such appointment will be effective when, and only to the extent that, Northrop Grumman deposits the Northrop Grumman Shares with the Exchange Agent. Upon such acceptance for exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Preference Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Northrop Grumman will, with respect to the Preference Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Northrop Grumman reserves the right to require that, in order for the Preference Shares to be deemed validly tendered, immediately upon Northrop Grumman's acceptance of such Preference Shares, Northrop Grumman be able to exercise full voting rights with respect to such Preference Shares (and any Distribution), including, without limitation, voting at any meeting of shareholders. However, prior to acceptance for exchange by Northrop Grumman in accordance with the terms of the Offer to Exchange, Northrop Grumman shall have no voting rights as a result of the tender of the Preference Shares.

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Preference Shares (and any Distribution) tendered hereby, and (b) when the Preference Shares are accepted for exchange by Northrop Grumman, Northrop will acquire good, marketable and unencumbered title to the Preference Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances. The undersigned further represents and warrants that the Common Shares (and any distribution) tendered hereby will not be subject to any adverse claim and will not have been transferred to Northrop Grumman in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or Northrop Grumman to be necessary or desirable to complete the sale, assignment and transfer of the Preference Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Northrop Grumman any and all Distributions in respect of the Preference Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Northrop Grumman will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Northrop Grumman in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of, the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

   Tenders of Preference Shares made pursuant to the Offer are irrevocable (once the appointment is effective), except that Preference Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for exchange by Northrop Grumman pursuant to the Offer, may also be withdrawn at any time after May 3, 2002. See the section titled "The Offer to Exchange--Withdrawal Rights" of the Offer to Exchange.

   The undersigned understands that tenders of Preference Shares pursuant to any of the procedures described in the section titled "The Offer to Exchange--Procedure for Tendering" of the Offer to Exchange and in the instructions hereto will constitute a binding agreement between the undersigned and Northrop Grumman upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Preference Shares being tendered.

   Unless otherwise indicated herein under "Special Issuance Instructions," issue the Northrop Grumman Share Certificate(s) or transfer ownership of such Northrop Grumman Shares on the account books maintained by the Book-Entry and issue a check in lieu of fractional shares if applicable in the name(s) of the registered holder(s) appearing under "Description of Preference Shares Tendered." If applicable, return any certificate(s) for Preference Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Preference Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the Northrop Grumman Share Certificate(s), a check in lieu of fractional shares if applicable and/or return any certificate(s) for Preference Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Preference Shares Tendered." In the event that the "Special Issuance Instructions" are completed, please issue the Northrop Grumman Share Certificate(s) or transfer ownership of such Northrop Grumman Shares on the account books maintained by the Book-Entry, issue a check in lieu of fractional shares if applicable and/or return any certificate(s) for Preference Shares not tendered or not accepted for exchange to the person or persons so indicated. Similarly, in the event that the "Special Delivery Instructions" are completed, please deliver such Northrop Grumman Certificate(s), a check in lieu of fractional shares and/or such Preference Share Certificates to the person or persons so indicated. Unless otherwise indicated herein under "Special Issuance Instructions," please credit any Preference Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Northrop Grumman has no obligation pursuant to the "Special Issuance Instructions," to transfer any Preference Shares from the name(s) of the registered holder(s) thereof if Northrop Grumman does not accept for exchange any of the Preference Shares so tendered.

[_] CHECK HERE IF ANY PREFERENCE SHARE CERTIFICATES REPRESENTING PREFERENCE
    SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.*

   Number of Preference Shares represented by lost, stolen or destroyed Preference Share Certificates:____________

* YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST PREFERENCE SHARE CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH PREFERENCE SHARES. SEE INSTRUCTION 11 FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 1, 5, 6 and 7)

    To be completed ONLY if the issuance of Northrop Grumman Share Certificate(s) or transfer of ownership or such Northrop Grumman Shares on the account books maintained by the Book-Entry, a check in lieu of fractional shares if applicable and/or return or issuance any certificate(s) for Preference Shares tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if Preference Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue [_] Check and/or
      [_]  Preference Share Certificate(s) to:

 Name: ______________________________________________________________________
                                 (Please Print)

 Address: ___________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________
                               (Include Zip Code)

 ______________________________________________________________________________
                  (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 Included Herein)

 [_] Credit Preference Shares tendered by book-entry transfer that are not accepted for payment to the Book Entry Transfer Facility the account set forth below:

 ______________________________________________________________________________

 ______________________________________________________________________________
                 (Book Entry Transfer Facility Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 5, 6 and 7)

    To be completed ONLY if the Northrop Grumman Share Certificate(s), a check in lieu of fractional shares if applicable and/or any certificate(s) for Preference Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue [_]  Check and/or
  [_] Preference Share Certificate(s) to:

 Name: ______________________________________________________________________
                                (Please Print)

 Address: ___________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________
                              (Include Zip Code)


 ______________________________________________________________________________
                  (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 Included Herein)

                                   SIGN HERE
                (And Complete Accompanying Substitute Form W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Signature(s) of Holder(s) (See guarantee requirement below)

  Dated: __________________________________________________________, 2002

  Must be signed by registered holder(s) exactly as name(s) appear(s) on Preference Share Certificate(s). If signed by person(s) to whom the Preference Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. (See Instructions 2, 3 and 5.)

  Name(s): __________________________________________________________________

         --------------------------------------------------------------------
                                (Please Print)

  Capacity (full title): ____________________________________________________

  Address: __________________________________________________________________

         --------------------------------------------------------------------
                                  (Zip Code)

  Area Code and Telephone No.: ______________________________________________

  Tax Identification or
  Social Security No.:  _____________________________________________________

             GUARANTEE OF SIGNATURE(S) (See Instructions 1, 2 And 5)

  Authorized Signature: _____________________________________________________

  Name: _____________________________________________________________________
                                (Please Print)

  Capacity (full title): ____________________________________________________

  Name of Firm: _____________________________________________________________

  Address:  _________________________________________________________________

          -------------------------------------------------------------------
                                  (Zip Code)

  Area Code and Telephone No.: ______________________________________________

  Dated:  _______________________________________________________, 2002

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Preference Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Preference Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (b) such Preference Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if Preference Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in the section titled "The Offer to Exchange--Procedures for Tendering" of the Offer to Exchange. Preference Share Certificates evidencing tendered Preference Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Preference Shares into the Exchange Agent's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose Preference Share Certificates are not immediately available, who cannot deliver their Preference Share Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Preference Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section titled "The Offer to Exchange--Guaranteed Delivery" of the Offer to Exchange. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution;
(b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Exchange, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Preference Share Certificates (or a Book-Entry Confirmation) representing all tendered Preference Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Preference Share Certificates are forwarded separately in multiple deliveries to the Exchange Agent, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, Preference Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested and properly insured is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Preference Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Preference Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the Preference Share Certificate numbers and/or the number of Preference Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Preference Shares evidenced by any Preference Share Certificate submitted are to be tendered, fill in the number of Preference Shares which are to be tendered in the box entitled "Number of Preference Shares Tendered" in the "Description of Preference Shares Tendered." In such cases, the Exchange Agent, on your behalf, will request that the Company's Transfer Agent (as defined below) issue to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, new Preference Share Certificates for the Preference Shares that were evidenced by your old Preference Share Certificates, but were not tendered by you, as soon as practicable after the Expiration Date. All Preference Shares represented by Preference Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Preference Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Preference Share Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Preference Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Preference Shares are registered in different names on several Preference Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Preference Share Certificates.

   If this Letter of Transmittal or any Preference Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Northrop Grumman of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Preference Shares listed and transmitted hereby, no endorsements of Preference Share Certificates or separate stock powers are required unless payment is to be made to, or Preference Share Certificates for Preference Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Preference Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preference Share Certificate(s) listed, the Preference Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Preference Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Northrop Grumman will pay any stock transfer taxes with respect to the transfer and sale of Preference Shares to it or its order pursuant to the Offer. If, however, the Northrop Grumman Share Certificate(s) is to be made to or transfer of ownership of such Northrop Grumman Shares on the account books maintained by the Book-Entry is to be registered under and/or a check in lieu of fractional shares if applicable is to be made to, or if Preference Share Certificates for Preference Shares not tendered or accepted for exchange are to be registered in the name of any person other than the registered holder(s), or if tendered Preference Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the money to be paid in lieu of fractional shares if any and/or from the value of the exchange consideration, if applicable, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Preference Share Certificate(s) listed in this Letter of Transmittal.

   7. Special Issuance and Delivery Instructions. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal, and/or if Northrop Grumman Share Certificate(s) is to be issued to, or the transfer of the Northrop Grumman Shared is to be registered in the name of a person other that the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Similarly, if any Preference Share Certificates for

Preference Shares not tendered or not accepted for exchange are to be returned to a person other than the signer of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Additionally, if (i) the Northrop Grumman Share Certificate(s), (ii) a check in lieu of fractional shares if applicable and/or (iii) any Preference Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other that that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Preference Shares not accepted for exchange be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Issuance Instructions." If no such instructions are given, such Preference Shares not accepted for exchange will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Waiver of Conditions. The conditions of the Offer may be waived by Northrop Grumman in whole or in part at any time and from time to time in its sole discretion.

   9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a shareholder whose tendered Preference Shares are accepted for exchange pursuant to the Offer may be subject to backup withholding at a rate of 31% on all reportable payments received pursuant to the Offer. To prevent backup withholding on such payments, the shareholder is required to notify the Exchange Agent of the shareholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such shareholder is awaiting a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and reportable payments that are made to such shareholder with respect to Preference Shares pursuant to the Offer will be subject to backup withholding (see below).

   Each shareholder is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the record holder of the Preference Shares. If the Preference Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number'' below in order to avoid backup withholding. If the box is checked, reportable payments that are received pursuant to the Offer will be subject to backup withholding unless the shareholder has furnished the Exchange Agent with his or her TIN by the time such payment is made. Moreover, if that box is checked and the shareholder has not furnished its TIN within 60 days thereafter, 31% of all dividend payments made to the shareholder will be withheld. A shareholder who checks the box in Part 3 in lieu of furnishing such shareholder's TIN should furnish the Exchange Agent with such shareholder's TIN as soon as it is received.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A shareholder who is a foreign individual or a foreign entity should also submit to the Exchange Agent a properly completed Form W-8, Certificate of Foreign Status (which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the shareholder's exempt status. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of the reportable payments that are made to the shareholder pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent, Dealer Manager or from your broker, dealer, commercial bank, trust company or other nominee.

   11. Lost, Destroyed or Stolen Certificates. If any Preference Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the National City Bank or such other transfer agent appointed by the Company (the "Transfer Agent") at the address and telephone number provided to the shareholder by the transfer agent. The shareholder then will be instructed as to the steps that must be taken in order to replace the Preference Share Certificate. This Letter of Transmittal and related documents cannot be processed until the lost Preference Share Certificate has been replaced.

   Important: This Letter of Transmittal (or a facsimile hereof), together with Preference Share Certificates or confirmation of book-entry transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Exchange Agent on or prior to the Expiration Date.

                            EQUISERVE TRUST COMPANY

SUBSTITUTE                                         Part 1--PLEASE PROVIDE YOUR TIN IN                Social Security Number OR
Form W-9                                           THE BOX AT RIGHT AND CERTIFY BY                Employer Identification Number
                                                   SIGNING AND DATING BELOW.

                                                                                                  ______________________________


                                                   ________________________________________________________________________________


                                                   Part 2--Certification--Under penalties of perjury, I certify that:
Department of the Treasury
Internal Revenue Service                           (1)  The number shown on this form is my correct taxpayer identification number
                                                        (or I am waiting for a number to be issued to me); and
                                                   (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                                        (the "IRS") that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                                   (3)  I am a U.S. person (including a U.S. resident alien).

                                                   ________________________________________________________________________________


EquiServe Trust Company's Request for              Certification Instructions--You must cross     [_] Part 3--
Taxpayer Identification Number ("TIN")             out item (2) above if you have been            Awaiting TIN
                                                   notified by the IRS that you are subject
                                                   to backup withholding because you failed
                                                   to report all interest and dividends on
                                                   your tax return. However, if after being
                                                   notified by the IRS that you were subject
                                                   to backup withholding you received another
                                                   notification from the IRS stating that you
                                                   are no longer subject to backup withholding,
                                                   do not cross out such item (2).


                                                   Signature: _________________________________


                                                   Name: ____________________ Date: ___________


                                                   Address: ___________________________________
                                                                     (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% ON REPORTABLE PAYMENTS TO YOU PURSUANT TO THE OFFER OR WITH RESPECT TO ANY SUBSEQUENT DIVIDEND PAYMENTS MADE TO YOU BY NORTHROP GRUMMAN. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number: (x) 31% of all reportable payments made to me pursuant to the Offer will be withheld if I do not provide a TIN by the time of payment and (y) 31% of all dividend payments made to me by Northrop Grumman will be withheld unless a TIN is provided within 60 days.

 Signature: __________________          Date:______________, 2002

   Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent, Dealer Manager or from your broker, dealer, commercial bank, trust company or nominee.

                    The Information Agent for the Offer is:

                            D. F. King & Co., Inc.

                   U.S. and Canada               Europe

                   77 Water Street          No. 2 London Wall
                                          Buildings, 2nd floor
              New York, New York 10005         London Wall
               Banks and Brokers Call    London EC2M SPP, United
               Collect: 1-212-269-5550           Kingdom
                All Others Call Toll
                Free: 1-800-755-7250    Tel.: +(44) 207 920 9700

                     The Dealer Manager for the Offer is:

                           Salomon Smith Barney Inc.
                             388 Greenwich Street
                           New York, New York 10013

                        Call Toll Free: (888) 328-4596